                                EXHIBIT 10.13B
                                --------------

                                   EXHIBIT A
                                   ---------

                            SOUTHWEST WATER COMPANY

                          SECOND AMENDED AND RESTATED
                                PROMISSORY NOTE

$4,000,000.00                                                 September 29, 1999
                                                         West Covina, California

          FOR VALUE RECEIVED, SOUTHWEST WATER COMPANY, a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Bank")
      --------                                                            ----
on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Four Million Dollars ($4,000,000.00), or, if less, the aggregate amount of Revolving Loans (as defined in the Credit Agreement referred to below) made by the Bank to the Borrower pursuant to the Credit Agreement referred to below outstanding on the Maturity Date.

          The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

          All unpaid amounts of principal and interest shall be due and payable in full on the Maturity Date.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at Three Mellon Bank Center, 23rd Floor/Loan Administration, Pittsburgh, Pennsylvania 15259 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified of the transfer of this Note, the Borrower shall be entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid on the schedule attached hereto, if any; provided, however, that the failure to make notation of any
                --------  -------
payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

          This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of December 23, 1997, as amended from time to time (the "Credit Agreement") between the Borrower and the Bank.
                        ----------------
The Credit Agreement, among other things, (i) provides for the making of advances (the "Loans") by the Bank to the Borrower from time to time in an
               -----
aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          This Note amends and restates in its entirety that certain Amended and Restated Promissory Note dated as of September 1, 1998 in the amount of Two Million Dollars ($2,000,000) made by Borrower payable to the order of Bank pursuant to the Credit Agreement.

          IN WITNESS WHEREOF, the Borrower has caused this Notice to be executed and delivered by its duly authorized officers, as of the date and the place first above-written.


                                        SOUTHWEST WATER COMPANY


                                        By: /s/ THOMAS C. TEKULVE
                                           -------------------------------------
                                        Name:  Thomas C. Tekulve
                                        Title: Vice President - Finance



                                        By: /s/ STEPHEN J. MUZI
                                           -------------------------------------
                                        Name:  Stephen J. Muzi
                                        Title: Corporate Controller

                                  Exhibit A-2

                                 TRANSACTIONS
                                      ON
                                     NOTE


Amount of           Amount of                         Interest Paid    Principal   Notation
Loan Made        Principal Paid      Interest Paid       Through        Balance    Made By
---------        --------------      -------------       -------        -------    -------

                                                            Exhibit A-3